Financial results, net	12 Months Ended
Dec. 31, 2019
Financial results, net
Financial results, net

9       Financial results, net

	2019	2018	2017

Interest income	31,329	27,205	39,229
Foreign exchange income	5,975	46,167	23,112
Other financial income (*)	14,585	2,909	214
Financial income	51,889	76,281	62,555

Interest expense	(92,687)	(96,301)	(115,223)
Foreign exchange loss	(43,365)	(137,601)	(82,333)
Changes in liability for concessions (Note 23)	(88,488)	(86,331)	(98,122)
Other financial loss (*) (**)	(8,981)	(10,914)	(6,369)
Financial loss	(233,521)	(331,147)	(302,047)

Inflation adjustment	(25,391)	(36,460)	—
Inflation adjustment	(25,391)	(36,460)	—
Financial results, net	(207,023)	(291,326)	(239,492)

(*) Includes derivative financial instruments fair value net gains for a total amount of USD 101 for the year ended December 31, 2019.

(**) Includes leases financial cost, see Note 14(ii).